UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2017

pdvWireless, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36827	33-0745043
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3 Garret Mountain Plaza Suite 401 Woodland Park, NJ	07424
(Address of principal executive offices)	(Zip Code)

(973) 771-0300
Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 23, 2017, the Board of Directors (the “Board”) of pdvWireless, Inc., a Delaware corporation (the “Company”), upon recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”), adopted the Company’s Amended and Restated Bylaws (the “Restated Bylaws”), amending Article I, Section 8 thereof, to implement a majority voting standard in uncontested elections of directors (the “Majority Voting Standard”) effective as of the date of the annual meeting of stockholders to be held in 2018. The Majority Voting Standard provides that a director shall be elected to the Board if the number of shares voted “for” a director’s election exceeds 50% of the number of votes cast with respect to that director’s election. However, in the event of a contested election of directors, directors shall be elected by the vote of a plurality of the votes cast.

Additionally, if a director nominee fails to receive “for” votes representing at least a majority of votes cast and is an incumbent director, the Bylaws would require the director to tender his or her resignation to the Board if not already tendered pursuant to the Company’s conditional resignation policy set forth in the Restated Bylaws and the Company’s corporate governance guidelines, subject to acceptance by the Board. The Nominating Committee would then be charged with making a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken.

The foregoing summary of the amendments to the Restated Bylaws is qualified in its entirety by reference to the full text of the Restated Bylaws, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and incorporated in this Item 5.03 by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Augu
Exhibit No.	Description

3.1	Amended and Restated Bylaws of pdvWireless, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

pdvWireless, Inc.

Date: June 27, 2017	/s/ John C. Pescatore
John C. Pescatore
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of pdvWireless, Inc.